UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2023
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	84-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPHQ	None
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHWQ	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On August 1, 2023, AppHarvest Richmond Farm, LLC and AppHarvest Morehead Farm, LLC (collectively, the “Sellers”) entered into a binding “stalking horse” asset purchase agreement (the “Stalking Horse APA”) with CEFF II AppHarvest Holdings, LLC (“Equilibrium”), an affiliate of Equilibrium Sustainable Foods, LLC (“ESF”), providing for the sale and purchase of certain assets related to the Richmond Business and Morehead Business (each as defined in the Stalking Horse APA, and collectively, the “Assets”). Under the Stalking Horse APA, Equilibrium agreed, subject to the terms and conditions of the Stalking Horse APA, to acquire the Assets from the Sellers for $113,179,726, which would be satisfied in the form of a credit bid with respect to Equilibrium’s portion of the Company’s secured indebtedness. The Stalking Horse APA includes customary representations and warranties and various customary covenants under the circumstances that are subject to certain limitations, including, without limitation, a reasonable break-up fee and expense reimbursement provisions and the right to designate executory contracts and unexpired leases to assume or reject. The Stalking Horse APA is subject to the approval of the Bankruptcy Court (as defined below).

The foregoing description of the Stalking Horse APA does not purport to be complete and is qualified in its entirety by reference to the Stalking Horse APA, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 8.01 Other Events

As previously reported, on July 23, 2023, AppHarvest, Inc. (the “Company”) and its debtor affiliates (together with the Company, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), thereby commencing chapter 11 cases for the Debtors (the “Chapter 11 Cases”), which are being jointly administered under Case No. 23-90745.

During the pendency of the Chapter 11 Cases, in lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q under Section 13(a) of the Securities Exchange Act of 1934, as amended, the Company expects to file with the Securities and Exchange Commission, under cover of current reports on Form 8-K, copies of the monthly financial reports required to be filed with the Bankruptcy Court pursuant to rule 2015 of the Federal Rules of Bankruptcy Procedure, as well as any other material information concerning developments in its bankruptcy proceedings.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations concerning matters that are not historical facts. Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,”, “could” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “can,” “goal,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, without limitation, the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Cases; and risks associated with the Company’s business prospects, financial results and business operations. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the SEC, including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Stalking Horse Asset Purchase Agreement, dated August 1, 2023, between the Sellers and Equilibrium
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: August 4, 2023
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)